EXHIBIT 10.2

November 20, 1995




Dr. Terry A. Straeter
18383 Lincolnshire Street
San Diego, California 92128

         RE:   Employment and Executive Stock Agreement

Dear Dr. Straeter:

This Employment and Executive Stock Agreement (the "Agreement") is made and entered into as of the date hereof by and between GDE Systems, Inc., a Delaware corporation (the "Company"), and Dr. Terry A. Straeter (the "Executive"). The Company hereby agrees to employ Executive, and Executive hereby agrees to be employed by the Company, in accordance with the terms, covenants, and conditions hereinafter set forth.

1.       Term of Employment.

         (a) This Agreement and Executive's employment hereunder shall commence on November 20, 1995, and shall terminate on November 20, 1997, unless sooner terminated in accordance with Paragraph 9. The period during which Executive is employed under this Agreement shall be referred to herein as the "Term of Employment."

         (b) The date on which Executive's employment hereunder shall terminate, determined without regard to Paragraph 9, shall be referred to herein as the Expiration Date."

         2. Duties During Employment. Executive shall serve as the Chief Executive Officer and President of the Company and, subject to appointment and annual re-election as provided in Paragraph 7, as a member of the Board of Directors (the "Board"), and shall do and perform all services, acts, or things customary, necessary, or advisable to fulfill the duties associated with his position, subject to policies established by the Board, and shall perform such other duties of an executive character as the Board may assign to him from time to time.

3. Extent of Services During Employment. Executive shall devote substantially all of his energies, interest, abilities, and productive time to the business of the Company and shall not be engaged in any other business activity other than that required of him in connection with his positions with the Company described in Paragraph 2. The foregoing shall not prevent Executive from investing his personal assets in other businesses or ventures to the extent that such other businesses or ventures do not require substantial services on his part or otherwise materially interfere with the performance of his duties hereunder. Executive shall not, without the Company's prior written consent, render to others services of any kind that would materially interfere with the performance of his duties hereunder.

4. Place of Employment. Executive's principal place of employment shall be at the principal offices of the Company in the San Diego, California area. Notwithstanding the foregoing, Executive shall undertake normal business travel on behalf of the Company, the expenses of which shall be paid by the Company.

5.       Compensation.

         (a) Subject to subparagraph (b) hereof, for Executive's services hereunder, the Company shall pay to Executive in cash base salary at an annual rate of $212,000 through December 31, 1995. Such base salary shall be payable not less frequently than semi-monthly in accordance with the Company's executive compensation practices.

         (b) The annual rate of Executive's base salary set forth in subparagraph (a) shall be adjusted upward, but not downward, on the first day of each calendar year beginning January 1, 1996 (the "Adjustment Date") as determined by the Board of Directors of the Company (without participation of the Executive).

         (c) In addition, the Company shall pay to Executive in cash a bonus with respect to each calendar year during the Term of Employment. The amount of each such bonus shall be determined in the discretion of the Board (acting without participation by Executive); provided, however, that each such bonus shall be not less than $100,000. The bonus with respect to any calendar year shall be paid within 75 days after such calendar year.

         (d) Tracor, at its sole discretion, may grant options, restricted stock, and/or performance awards to the Executive pursuant to such programs at any time during the Term of Employment.

6. Benefits and Expense Reimbursements; Office Support. During the Term of Employment, the Company shall provide Executive with the following benefits, expense reimbursements, and office support:

         (a) The Company shall provide that Executive shall participate in, and receive benefits under, pension and welfare benefit plans, programs, and
Dr. Terry A. Straeter
November 20, 1995
Page 3 of 12



                 arrangements of the Company that are substantially similar to the plans, programs, and arrangements in which Executive participated immediately prior to the date hereof, subject to applicable tenure and vesting requirements. Executive shall be entitled to participate in all such plans, programs, and arrangements without satisfying any eligibility or pre-existing condition exclusion period. Executive shall be provided eligibility, vesting, and benefit service credit under such plans, programs, and arrangements for Executive's service with General Dynamics Corporation.

         (b)     The Company shall provide that Executive shall:

                 (i) participate in, and receive reimbursements under, the expense reimbursement plans, programs, and arrangements of the Company in which executive officers of the Company participate;

                (ii) receive four weeks of vacation leave per calendar year, such leave to be taken at such times as are reasonably agreeable to the Company and Executive; and

               (iii) receive sick, holiday, and other leave provided to executive officers of the Company in accordance with the Company's executive compensation practices.

                    Each of the benefits, expense reimbursements, and leave allowances described in this subparagraph (b) shall be subject to and provided on a basis consistent with the terms, conditions, and general administration of such plans, programs, and arrangements. Notwithstanding this subparagraph (b), the Company shall have the right to amend, discontinue, or terminate any of such plan, program, or arrangement in accordance with the terms thereof.

         (c) The Company shall provide Executive with the additional expense reimbursements described in Exhibit A hereto.

         (d) The Company shall provide Executive with reimbursement for all reasonable expenses incurred by him in performing services hereunder to the extent that Executive properly accounts therefor in accordance with the Company's expense reimbursement practices.
Dr. Terry A. Straeter
November 20, 1995
Page 4 of 12



         (e) The Company shall reimburse Executive for the initiation fee and annual membership dues incurred by Executive as a member in a country club or other similar private club selected by Executive. The Company shall further reimburse Executive for the initiation fee and annual membership dues incurred by Executive as a member of a luncheon club or other similar private club selected by Executive. The Company shall reimburse Executive for reasonable entertainment expenses incurred by Executive as a member of such clubs. Such reimbursements shall be made to the extent that Executive properly accounts therefor in accordance with the Company's executive compensation practices. As soon as reasonably practical following the expiration or termination of the Term of Employment, Executive shall transfer all rights of membership in such clubs (including any right to sell such membership or receive reimbursement of annual membership dues) to the Company.

         (f) The Company shall reimburse Executive for the premiums for term life insurance in the amount of $2,000,000. Such insurance shall be maintained under a policy selected by the Executive (and approved by the Board, such approval not to be unreasonably withheld). Executive shall be entitled to designate beneficiaries under the policy.

         (g) The Company shall reimburse Executive for the premiums for special travel term life insurance in the amount of $1,000,000. Such insurance shall be maintained under a policy selected by the Executive (and approved by the Board, such approval not to be unreasonably withheld). Executive shall be entitled to designate beneficiaries under the policy.

         (h) The Company shall provide Executive with a private office, secretarial, and clerical help, office equipment, supplies, and other facilities and services suitable to Executive's position and adequate for the performance of his duties hereunder.

7. Directorship. During the Term, Executive shall serve as a director of the Company. Upon the termination of this Agreement and Executive's employment hereunder, Executive shall resign as a director.

8. Deductions and Withholdings. All amounts payable or which become payable hereunder shall be subject to any deductions and withholdings required by law.

Dr. Terry A. Straeter
November 20, 1995
Page 5 of 12

9. Termination. Notwithstanding the provisions of Paragraph 1, Executive's employment hereunder may be terminated by the Company or Executive prior to the Expiration Date upon, and only upon, the following terms and conditions:

         (a) By the Company for Cause upon 15 days' notice to Executive. For purposes of this subparagraph (a), "Cause" shall mean

                 (i) Executive's embezzlement or misappropriation of funds of the Company;

                (ii) Executive's commission of an act of dishonesty detrimental to the best interests of the Company; or

               (iii) Executive's participation in any fraud against the Company or gross negligence in the performance of his duties hereunder.

                 During the period of notice set forth above, Executive shall be afforded reasonable opportunity to establish, to the reasonable satisfaction of the Board that no act or failure to act on his part constitutes "Cause" as described above.

         (b) By the Company in the event of Executive's Disability. For purposes of this subparagraph (b), Executive's "Disability" shall mean a good faith determination by the Board (acting without participation by Executive), based on competent and independent medical evidence, that Executive, as a result of a mental or physical disease or condition expected to continue indefinitely, is incapable of performing a substantial portion of the services contemplated in this Agreement. In the event that the Company terminates Executive's employment under this subparagraph (b), the Company shall pay to Executive in cash his base salary plus bonus as reflected in Paragraph 5(c) until the later of nine months after the date of Executive's termination hereunder and the date on which Executive begins to receive benefits under the Company long-term disability plan in which Executive participates; provided, however, that in no event shall such base salary and bonus be provided after the earlier of 12 months after the date of Executive's termination hereunder and the Expiration Date. Such base salary shall be paid at the annual rate of his base salary in effect on the date of Executive's termination hereunder and shall be payable not less frequently than semi-monthly in accordance with the Company's executive compensation practices.
Dr. Terry A. Straeter
November 20, 1995
Page 6 of 12



         (c) In the event of Executive's death. In the event that Executive's employment terminates under this subparagraph (c), the Company shall pay to Executive's estate his base salary and bonus until 12 months after the date of Executive's death. Such bonus under this subparagraph (c) shall be established as Executive's bonus for the immediately preceding calendar year. Such base salary shall be paid at the annual rate of his base salary in effect on the date of Executive's death. Such bonus amount shall be payable in cash in a lump sum not later than 90 days after the date of Executive's death.

         (d) By the Company in the event that the Board determines, in its sole discretion, that Executive's performance of his duties hereunder has been unsatisfactory upon 60 days' notice to Executive. In the event the Company terminates Executive's employment under this subparagraph (d), the Company shall pay to Executive in cash the greater of (i) his base salary plus bonus as reflected in Paragraph 5(c) for a period of 12 months, or (ii) his base salary plus bonus as reflected in Paragraph 5(c) from the date of termination to the Expiration Date. Such base salary shall be paid at the annual rate of Executive's base salary in effect on the date of the Executive's termination hereunder and shall be payable not less frequently than semi-monthly in accordance with the Company's executive compensation practices.

         (e) If the Executive is terminated pursuant to Paragraph 9(d) of this Agreement and prior to the date on which Executive attains age fifty-five (55), the Company shall provide to Executive and his eligible dependents, until the date on which Executive attains age fifty-five (55), such medical benefits as are equivalent to those which may be provided from time to time to similarly situated active employees of the Company. Upon his attainment of age fifty-five (55), Executive and his eligible dependents shall be entitled to such retiree medical benefits, if any, as may be provided from time to time to retirees whose active employment with the Company is terminated at age fifty-five (55); provided, however, that (i) the Executive may elect that such retiree medical coverage shall be coverage substantially similar to the coverage provided by the Company on the day before the date hereof;
                 (ii) such retiree medical coverage shall terminate when Executive attains age sixty-five (65); and (iii) such retiree medical benefits shall at all times be reduced by the amount of any medical benefits provided to the Executive by another employer, any governmental program, or otherwise.
Dr. Terry A. Straeter
November 20, 1995
Page 7 of 12



                 Additionally, the Company shall, to the extent permitted by law, cause the GDE Systems, Inc. Retirement Plan, and any successor plan, to:

                 (1) calculate the early retirement benefits payable to the Executive according to the factors which are applied to determine early retirement benefits for employees who are eligible to commence benefit payments immediately upon termination of employment; provided, however, that the Executive is not eligible to accrue additional benefits after termination of employment. Thus, if the employment of Executive is terminated pursuant to Paragraph 9(d) prior to attaining age 55, the Executive may commence payment of an early retirement benefit at age 55, based upon the benefit accrued while the Executive was an employee, and the benefit shall be calculated according to the factors which would have applied had the Executive been an employee immediately prior to commencement of the benefit; and

                 (2) consider the payments under Paragraph 9(d), to the extent not previously considered, as compensation, and deemed to be paid over the two-year term of this Agreement, for purposes of determining the amount of the benefit payable to the Executive.

                 To the extent the Company is not permitted by law to provide the benefits set forth in subsection 30(b) through the GDE Systems, Inc. Retirement Plan or a successor plan which is qualified under Section 401(a) of the Internal Revenue Code, then the Company shall pay such benefits from its general assets.

10. Confidential Information. In the course of his employment hereunder, Executive may have access to confidential records, data, formulae, customer lists, trade secrets, specifications, inventions, and processes owned by the Company. During the Term of Employment and thereafter, Executive shall not, directly or indirectly, disclose such information to any person or use any such information, except as required in the performance of Executive's duties hereunder. All records, files, keys, drawings, documents, models, equipment, and the like relating to the Company's business, which Executive shall prepare, copy, or use, or with which Executive comes into contact, shall be and remain the Company's sole property, shall not be removed from the Company's premises (except as necessary for the performance of the Executive's duties) and shall be returned to the Company upon the expiration or termination of the Term of Employment.
Dr. Terry A. Straeter
November 20, 1995
Page 8 of 12




11. Executive's Obligations During Term of Employment. Executive agrees that during the Term of Employment Executive shall not:

         (a) without the written consent of the Company, directly or indirectly, as a director, officer, agent, employee, consultant, or independent contractor, or in any other individual or representative capacity (i) invest (other than investments in publicly-owned companies which constitute not more than one percent (1%) of the outstanding securities of any such company) or engage in any business or activity that is competitive with the business of the Company or any of its Affiliates (as hereinafter defined) (as that business is conducted during the Term of Employment); (ii) accept employment with or render services to a competitor of the Company or any of its subsidiaries; or (iii) take any action inconsistent with the fiduciary relationship of an employee to the Executive's employer. As used herein, the term "Affiliate" will be deemed to mean any entity which controls, is controlled by, or is under common control with the Company including, without limitation, Tracor, Inc., a Delaware corporation ("Tracor") and its subsidiaries;

         (b) solicit, divert, or take away or attempt to solicit, divert, or take away any of the customers, business, or patrons of the Company;

         (c) without prior written consent by the Company, directly or indirectly engage in the business of developing products competitive with the business of the Company within the geographical area served by the Company during the 12-month period immediately preceding termination of employment nor will the Executive engage, within the said geographical area, in the design, development, distribution, manufacture, assembly, or sale of a product in competition with any product planned by the Company, the plans, designs, or specifications of which have been revealed to the Executive; or

         (d) communicate with customers or former customers of the Company for the purpose of engaging in any transaction competing with the business of the Company or involving products which compete with the business of the Company nor will the Executive actively solicit the employ of any of the Company's employees.

         In the event of a Change in Control (as hereinafter defined) of the Company or the acquisition of the Company by another corporation and the subsequent
Dr. Terry A. Straeter
November 20, 1995
Page 9 of 12



         termination by the Company of the Executive or a material decrease in the responsibilities or compensation of the Employee, the provisions of clauses (c) and (d) of this Paragraph 11 with respect to the period until the last day of the Term of Employment shall be waived. For purposes of this Agreement, "Change in Control" shall mean the acquisition of 50% or more of the outstanding common stock of the Company or Tracor by any entity other than an Affiliate.

         The Company and Executive agree that the restrictions of this Paragraph 11 shall be subject to exclusions for work for non-profit organizations or the United States or any foreign government.

12. Executive's Obligations Subsequent to Termination. Executive agrees that subsequent to the Term of Employment, Executive shall:

         (a) not use, disclose, reproduce, distribute, or otherwise disseminate the trade secrets of the Company;

         (b) not solicit, divert, or take away or attempt to solicit, divert, or take away any of the employees, customers, business, or patrons of the Company for the period of the payments made pursuant to Paragraph 9(d); and

         (c) be available for the period of the payments made pursuant to Paragraph 9(d) to provide consulting services of up to 200 hours per year to the Company. During this period, Executive shall not render services of any nature to any Competing Business. As a result of the unique nature of the consulting services that Executive may provide, Executive and the Company agree that a breach of this clause will cause irreparable injury to the Company. The Company agrees to pay Executive, in addition to the payments made pursuant to Paragraph 9(d), $1,000 per month during the term of the consulting period and to pay Executive, at a rate negotiated in good faith by the parties, for each hour of consulting services. Executive's compensation under this paragraph shall not diminish the Company's obligations to Executive under other provisions of this Agreement.

13. Notices. Any notice, request, demand, or other communication required or permitted hereunder shall be deemed to be properly given when personally delivered in writing to the person being served or the designated officer of the corporate party being served; deposited in the United States mail, in the State of California, first class, registered or certified with return receipt requested,
Dr. Terry A. Straeter
November 20, 1995
Page 10 of 12



         postage prepaid, and addressed as specified below to the person otherwise designated, on the date of receipt, refusal or non-delivery indicated on the return receipt; communicated to a public telegraph company for transmittal; or sent by telecopier; and addressed to the Company or the Executive at the following addresses:

                 To the Company:           Chairman of the Board of Directors
                                           GDE Systems, Inc.
                                           16550 West Bernardo Drive
                                           San Diego, California 92127-1806

                 To the Executive:         Dr. Terry A. Straeter
                                           18383 Lincolnshire Street
                                           San Diego, California 92128

                 Each party may change its address by written notice in accordance with this paragraph.

14. Benefit of Agreement. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective executors, administrators, successors, and assigns (including, without limitation, any firm, corporation, or business entity which shall, whether by merger, purchase, or otherwise, acquire all or substantially all of the assets or business of the Company); provided, however, that Executive may not assign, pledge, or encumber any of his rights or duties hereunder except upon the prior written consent of the Company.

15. Applicable Law. This Agreement is made and is to be governed by and construed under the laws of the State of California.

16. Waiver of Breach. A waiver by either party of any breach of the provisions of this Agreement by the other party, or, in any particular instance or series of instances, of any term or condition of this Agreement, shall not constitute or be deemed a waiver of such breach or of any such term or condition in any other instance nor shall any waiver constitute a continuing waiver hereunder. No waiver shall be binding unless executed in writing by the party making the waiver.

17. Warranty. As an inducement to the Company to enter into this Agreement, Executive represents and warrants that he is not a party to any other agreement or obligation for personal services, and that there exists no impediment or
Dr. Terry A. Straeter
November 20, 1995
Page 11 of 12



         restraint, contractual or otherwise, on his power, right, or ability to enter into this Agreement and to perform his duties and obligations hereunder.

18. Amendment; Termination. The provisions of this Agreement may be amended, modified, supplemented, or otherwise altered only by an agreement, in writing, executed by the Company and Executive. This Agreement may not be terminated other than by an agreement, in writing, executed by the Company and Executive.

19. Surviving Obligations. Not with standing the termination of this Agreement as provided in Paragraph 9, the Company shall be liable to Executive for all compensation due to Executive under Paragraph 9 until full payment thereof

20. Inadequacy of Remedy at Law. The Executive acknowledges and agrees that the Company's remedy at law for any breach of the Executive's obligations under this Agreement may be inadequate, and agrees and consents that temporary and/or permanent or injunctive relief may be entered enjoining the Executive from breaching this Agreement and further agrees that any proceeding may be brought to enforce any provision of this Agreement by the Company without it being requested to prove actual damages as a result of the premature breach of this Agreement.

21. Arbitration of Disputes. In the event of a dispute between the parties hereto, with respect to any promise, term, condition, or covenant of this Agreement, including any claim of fraud or fraud in the inducement, or a claim for rescission, reformation, or any equitable relief, the same shall be submitted to binding arbitration before a sole retired judge of the Superior Court of California, who shall be appointed by agreement of the parties or by designation by any court of competent jurisdiction, and said arbitration shall proceed in accordance with the then applicable rules of the Code of Civil Procedure, Sections 1282, et seq., as may be amended from time to time, and the then California Rules of Court. Venue for any such arbitration shall be in San Diego County, California and the arbitrator shall render his decision within 15 days of submission.

22. Attorneys' Fees. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief that may be granted.
Dr. Terry A. Straeter
November 20, 1995
Page 12 of 12



23. Captions and Paragraph Headings. Captions and paragraph headings used herein are for convenience only and are not a part of this Agreement and shall not be used in construing it.

24. Severability. The provisions of this Agreement are severable. If any provision of this Agreement shall be held to be invalid or otherwise unenforceable, in whole or in part, the remaining provisions or enforceable parts thereof shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

25. Entire Agreement. This Agreement contains the entire agreement of the Company and Executive and supersedes any and all other agreements, either oral or in writing, with respect to the employment of Executive by the Company. Each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, oral or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied herein, and that no other agreement, statement, or promise not contained in this Agreement shall be valid or binding.

26. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which together shall constitute one and the same instrument.

Please indicate your acceptance of the terms of this Agreement by execution below.

Very truly yours,

GDE SYSTEMS, INC.


/s/ Russell E. Painton
----------------------
Russell E. Painton
Vice President


ACCEPTED AND AGREED TO:

/s/ Terry A. Straeter
--------------------------
Terry A. Straeter





                    EMPLOYMENT AND EXECUTIVE STOCK AGREEMENT
                                       OF
                             DR.  TERRY A. STRAETER
                       ADDITIONAL EXPENSE REIMBURSEMENTS

The following expense reimbursements shall be provided to Executive in accordance with Paragraph 6(c) of the Agreement.

1. Reimbursement of fees for financial planning and counseling, such fees not to exceed $5,000 for each calendar year.

2. Reimbursement of fees for tax preparation, such fees not to exceed $5,000 for each calendar year.

3. Reimbursement of premiums for personal liability insurance in the amount of $4,000,000.

4. Reimbursement of expenses for home security for Executive's principal residence.

5. Reimbursement of expenses for communications equipment suitable to Executive's position and adequate for the performance of his duties under the Agreement.

6. Reimbursement of expenses for airline VIP memberships for Executive and his wife.

7. Reimbursement of expenses for Platinum car rental club membership for Executive.

8. Reimbursement of expenses for a physical examination at least once during each 12-month period during the Term of Employment.

9. Reimbursement for personal automobile expenses in the amount of up to $956.92 per month.





                                 - EXHIBIT A -
Dr. Terry A. Straeter
November 20, 1995
Page 8 of 12




11. Executive's Obligations During Term of Employment. Executive agrees that during the Term of Employment Executive shall not:

         (a) without the written consent of the Company, directly or indirectly, as a director, officer, agent, employee, consultant, or independent contractor, or in any other individual or representative capacity (i) invest (other than investments in publicly-owned companies which constitute not more than one percent (1%) of the outstanding securities of any such company) or engage in any business or activity that is competitive with the business of the Company or any of its Affiliates (as hereinafter defined) (as that business is conducted during the Term of Employment); (ii) accept employment with or render services to a competitor of the Company or any of its subsidiaries; or (iii) take any action inconsistent with the fiduciary relationship of an employee to the Executive's employer. As used herein, the term "Affiliate" will be deemed to mean any entity which controls, is controlled by, or is under common control with the Company including, without limitation, Tracor, Inc., a Delaware corporation ("Tracor") and its subsidiaries;

         (b) solicit, divert, or take away or attempt to solicit, divert, or take away any of the customers, business, or patrons of the Company;

         (c) without prior written consent by the Company, directly or indirectly engage in the business of developing products competitive with the business of the Company within the geographical area served by the Company during the 12-month period immediately preceding termination of employment nor will the Executive engage, within the said geographical area, in the design, development, distribution, manufacture, assembly, or sale of a product in competition with any product planned by the Company, the plans, designs, or specifications of which have been revealed to the Executive; or

         (d) communicate with customers or former customers of the Company for the purpose of engaging in any transaction competing with the business of the Company or involving products which compete with the business of the Company nor will the Executive actively solicit the employ of any of the Company's employees.

         In the event of a Change in Control (as hereinafter defined) of the Company or the acquisition of the Company by another corporation and the subsequent
Dr. Terry A. Straeter
November 20, 1995
Page 12 of 12



23. Captions and Paragraph Headings. Captions and paragraph headings used herein are for convenience only and are not a part of this Agreement and shall not be used in construing it.

24. Severability. The provisions of this Agreement are severable. If any provision of this Agreement shall be held to be invalid or otherwise unenforceable, in whole or in part, the remaining provisions or enforceable parts thereof shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

25. Entire Agreement. This Agreement contains the entire agreement of the Company and Executive and supersedes any and all other agreements, either oral or in writing, with respect to the employment of Executive by the Company. Each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, oral or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied herein, and that no other agreement, statement, or promise not contained in this Agreement shall be valid or binding.

26. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which together shall constitute one and the same instrument.

Please indicate your acceptance of the terms of this Agreement by execution below.

Very truly yours,

GDE SYSTEMS, INC.



Russell E. Painton
Vice President


ACCEPTED AND AGREED TO:


--------------------------
Terry A. Straeter
Dr. Terry A. Straeter
November 20, 1995
Page 13 of 12





                    EMPLOYMENT AND EXECUTIVE STOCK AGREEMENT
                                       OF
                             DR.  TERRY A. STRAETER
                       ADDITIONAL EXPENSE REIMBURSEMENTS

The following expense reimbursements shall be provided to Executive in accordance with Paragraph 6(c) of the Agreement.

1. Reimbursement of fees for financial planning and counseling, such fees not to exceed $5,000 for each calendar year.

2. Reimbursement of fees for tax preparation, such fees not to exceed $5,000 for each calendar year.

3. Reimbursement of premiums for personal liability insurance in the amount of $4,000,000.

4. Reimbursement of expenses for home security for Executive's principal residence.

5. Reimbursement of expenses for communications equipment suitable to Executive's position and adequate for the performance of his duties under the Agreement.

6. Reimbursement of expenses for airline VIP memberships for Executive and his wife.

7. Reimbursement of expenses for Platinum car rental club membership for Executive.

8. Reimbursement of expenses for a physical examination at least once during each 12-month period during the Term of Employment.

9. Reimbursement for personal automobile expenses in the amount of up to $956.92 per month.






                                 - EXHIBIT A -